                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3657

                      SCUDDER STATE TAX-FREE INCOME SERIES
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        08/31

Date of reporting period:       08/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder California Tax-Free Income Fund

Annual Report to Shareholders

August 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read this fund's prospectus for specific details regarding its investments and risk profile. This Fund is closed to new investors. Please refer to the prospectus for further details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 5- and 10-year periods shown for Class A shares and during all periods shown for Class B and Class C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/05
Scudder California Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.01%	4.27%	5.46%	5.63%
Class B	4.17%	3.48%	4.63%	4.80%
Class C	4.26%	3.40%	4.57%	4.68%
Lehman Brothers Municipal Bond Index+	5.31%	5.17%	6.37%	6.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/05	$ 7.61	$ 7.62	$ 7.56
8/31/04	$ 7.57	$ 7.58	$ 7.52
Distribution Information: Twelve Months: Income Dividends as of 8/31/05	$ .33	$ .28	$ .27
August Income Dividend	$ .0275	$ .0230	$ .0226
SEC 30-day Yield as of 8/31/05++	3.62%	3.07%	3.03%
Tax Equivalent Yield as of 8/31/05++	6.14%	5.21%	5.14%
Current Annualized Distribution Rate (based on Net Asset Value) as of 8/31/05++	4.25%	3.55%	3.52%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.86% and 2.74% for Class B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 3.34% and 3.23% for Class B and Class C, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — California Municipal Debt Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	94	of	127	74
3-Year	78	of	117	67
5-Year	57	of	103	55
10-Year	35	of	68	51

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder California Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/05
Scudder California Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,029	$10,825	$12,456	$16,513
	Average annual total return	.29%	2.68%	4.49%	5.14%
Class B	Growth of $10,000	$10,117	$10,881	$12,438	$15,975
	Average annual total return	1.17%	2.85%	4.46%	4.80%
Class C	Growth of $10,000	$10,426	$11,055	$12,506	$15,801
	Average annual total return	4.26%	3.40%	4.57%	4.68%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,531	$11,633	$13,619	$18,255
	Average annual total return	5.31%	5.17%	6.37%	6.20%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 8/31/05
Scudder California Tax-Free Income Fund	1-Year	3-Year	Life of Class*
Class S	5.10%	4.40%	5.62%
Lehman Brothers Municipal Bond Index+	5.31%	5.17%	6.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* On June 18, 2001, the Fund commenced Class S shares. Index returns begin June 30, 2001.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/05	$ 7.59
8/31/04	$ 7.56
Distribution Information: Twelve Months: Income Dividends as of 8/31/05	$ .35
August Income Dividend	$ .0284
SEC 30-day Yield as of 8/31/05++	3.93%
Tax Equivalent Yield as of 8/31/05++	6.67%
Current Annualized Distribution Rate as of 8/31/05++	4.41%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last business day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — California Municipal Debt Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	90	of	127	71
3-Year	73	of	117	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder California Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Comparative Results as of 8/31/05
Scudder California Tax-Free Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,510	$11,379	$12,588
	Average annual total return	5.10%	4.40%	5.62%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,531	$11,633	$12,749
	Average annual total return	5.31%	5.17%	6.00%

The growth of $10,000 is cumulative.

* On June 18, 2001, the Fund commenced Class S shares. Index returns begin June 30, 2001.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class B and C shares. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,026.90	$ 1,022.00	$ 1,021.90	$ 1,026.60
Expenses Paid per $1,000*	$ 4.24	$ 7.70	$ 7.90	$ 3.22
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,021.02	$ 1,017.59	$ 1,017.39	$ 1,022.03
Expenses Paid per $1,000*	$ 4.23	$ 7.68	$ 7.88	$ 3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Scudder California Tax-Free Income Fund	.83%	1.51%	1.55%	.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder California Tax-Free Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder California Tax-Free Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 2000.

Over 29 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan, CFA

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1999.

Over 18 years of investment industry experience.

BS, Ursinus College; MS, Drexel University.

Matthew J. Caggiano, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1989 and the fund in 1999.

Over 15 years of investment industry experience.

BS, Pennsylvania State University; MS, Boston College.

Philip G. Condon and Eleanor R. Brennan serve as lead portfolio co-managers of Scudder California Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q:  Can you characterize conditions in the municipal bond market during the annual period ended August 31, 2005?

A:  Over the period, results for both the taxable and municipal bond markets were generally positive. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 5.31% for the 12-month period ended August 31, 2005.1 This compared favorably with the broad taxable bond market, which returned 4.15% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For the period, the supply of municipal issues coming to market remained relatively heavy, driven in large part by refunding activity as borrowers sought to take advantage of low interest rates. On the demand side, while purchases by retail investors remained light, interest from institutional investors such as insurance companies was strong. Mutual funds also provided support, driven largely by flows into high-yield products.

During the period, the Federal Reserve Board (the Fed) increased the fed funds rate, a benchmark short-term lending rate, on eight separate occasions in increments of 0.25%, to its current level of 3.50%. This caused yields on shorter-term bonds — which are more sensitive to Fed moves — to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. Despite this movement with respect to short rates, long-term interest rates fell, as moderating growth kept expectations for inflation in check. This meant that long-term bond prices rose over the period.

The overall result of rising short-term yields and declining long-term yields was that both the Treasury and tax-free yield curves experienced significant flattening over the period.3 On the municipal bond curve, yields on two-year issues increased by 1.16%, while bonds with 30-year maturities actually experienced a yield decline of 0.48%, resulting in a total flattening of 1.64%. (See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market over the period was in the direction of ratings upgrades. Returns were generally highest among lower-quality issues, as yield spreads versus the AAA-rated market continued to tighten.

Municipal Bond Yield Curve (as of 8/31/04 and 8/31/05)

Maturity

Source: Municipal Market Data as of 8/31/05 for AAA-rated universe. For illustrative purposes only; not meant to depict the performance of any Scudder product. Past performance is no guarantee of future results.

Q:  How did Scudder California Tax-Free Income Fund perform for the annual period ended August 31, 2005?

A:  Scudder California Tax-Free Income Fund posted a positive return for the one-year period of 5.01% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). This return compares with 5.31% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund lagged the 5.88% average of its peer group of 127 funds, the Lipper California Debt Funds category.4 (Please see pages 3-7 for the performance of other share classes and more complete performance information.)

4 The Lipper California Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Debt Funds category. It is not possible to invest in a Lipper category. This category average was 5.51% (103) and 5.65% (68) for the 5- and 10-year periods, respectively, as of 8/31/05.

Q:  How was the fund positioned and how did this positioning impact performance over the period?

A:  Overall, we were positioned somewhat conservatively, which largely explains the fund's weaker relative results. We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and thus limited sensitivity to interest-rate changes. While we attempt to maintain a neutral interest-rate posture overall, within this framework we will make judgments about which maturities present the most attractive opportunities. Along these lines, we were generally underweight in long-term bonds during the period, as we did not believe they provided a favorable risk/reward profile. However, the long end of the yield curve led performance over the year, as shorter-term issues experienced the bulk of yield increases and price declines.

Given the flattening of the yield curve that occurred over the last year, we do not view the modest income advantage currently offered by long-term issues as attractive. In keeping with this assessment, we continue to focus on the intermediate segment of the yield curve.

In addition, we maintained the fund's lower exposure to airlines and other lower-quality sectors during the year based on the fact that the yield advantage they provided had narrowed substantially. These sectors outperformed as spreads continued to narrow, however, and our limited exposure to them dampened performance to a degree. Currently, the differences in yield between lower-quality issues and the AAA-rated part of the market are unusually narrow by historic standards, and we believe the fund's positioning will prove helpful to performance over time as spreads return to historical norms.

Positions that helped performance included the fund's tobacco-related holdings, which were supported by an improving legal outlook for that sector and pre-refunding activity. Our position in California state general obligation bonds also aided results as these issues outperformed. Finally, we held a substantial position in inverse floaters, which benefited from short-term rates that are still at relatively low levels and helped boost the fund's earning power.

Q:  What is your current assessment of the California municipal bond market?

A:  The fiscal health of California showed signs of continued improvement over the period. This is reflected in the assessments of the major ratings agencies: The state's general obligation debt was upgraded to A by Fitch during the year and is rated A by Standard & Poor's Corporation and A2 by Moody's Investors Service, Inc. While California is still facing significant structural deficits, the state has sufficient flexibility to finance them. Moreover, California has been benefiting from a recovery in its large and broadly diversified economy, which should over time have a corresponding positive impact on the state's tax base. While California's fiscal challenges are likely to continue for some time, we remain positive with respect to the long-term outlook for the state's debt.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2005

Asset Allocation	8/31/05	8/31/04

Revenue Bonds	66%	69%
General Obligation Bonds	18%	22%
US Government Secured	16%	9%
	100%	100%
Quality	8/31/05	8/31/04

AAA	62%	67%
AA	3%	3%
A	13%	18%
BBB	9%	8%
Not Rated	13%	4%
	100%	100%
Effective Maturity	8/31/05	8/31/04

1-10 years	78%	61%
11-20 years	22%	35%
21+ years	—	4%
	100%	100%
Interest Rate Sensitivity	8/31/05	8/31/04

Average Maturity	7.4 years	9.7 years
Duration	6.1 years	6.4 years

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2005

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 85.3%
California 77.2%
ABAG Finance Authority, Stanford Health Systems, ETM, 6.0%, 11/1/2007 (a)	605,000	644,634
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	886,706
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	578,850
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,182,430
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,191,920
Series A, 6.0%, 9/1/2024 (a)	3,500,000	4,327,435
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,060,987
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	877,129
Beverly Hills, CA, School District General Obligation, Unified School District:
Series A, 5.375%, 8/1/2019	1,000,000	1,127,490
Series A, 5.375%, 8/1/2021	1,230,000	1,386,813
Burbank, CA, School District General Obligation, Unified School District, Series B, Zero Coupon, 8/1/2014 (a)	3,000,000	2,129,280
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,209,720
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.375%, 5/1/2021	2,000,000	2,190,140
Series A, 5.375%, 5/1/2022	20,000,000	21,889,200
Series A, 5.875%, 5/1/2016	10,500,000	11,896,710
California, Electric Revenue, Efficiency Financing Authority, 5.5%, 4/1/2017 (a)	1,285,000	1,360,815
California, Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center, 5.0%, 11/15/2021	2,000,000	2,117,080
California, Higher Education Revenue, 5.25%, 11/1/2019 (a) (c)	3,500,000	3,888,675
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,036,409
California, Higher Education Revenue, Educational Facilities Authority, University of San Francisco, 6.0%, 10/1/2016 (a)	6,640,000	6,997,896
California, Hospital & Healthcare Revenue, Communities Development Authority, 6.5%, 8/1/2012 (c)	17,085,000	18,857,910
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority:
Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	3,818,962
Series A, 6.7%, 3/1/2011	115,000	115,288
California, Hospital & Healthcare Revenue, Statewide Community Development Authority, 6.0%, 6/1/2010 (a)	1,000,000	1,121,480
California, Housing Finance Agency Revenue, AMT, Series G, 5.7%, 2/1/2007 (a)	500,000	510,865
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,898,584
California, Resource Recovery Revenue, Tobacco Securitization Authority, Series A, 5.375%, 6/1/2041	5,000,000	5,133,250
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	4,750,000	5,285,990
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	1,500,000	1,561,245
California, Single Family Housing Revenue, Housing Finance Agency, AMT:
Series G, 5.8%, 2/1/2008 (a)	1,330,000	1,358,834
Series G, 5.9%, 2/1/2009 (a)	135,000	137,901
California, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 7.3%, 6/1/2031	85,000	85,809
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	11,303,001
Series B, 5.625%, 6/1/2038	13,655,000	15,626,919
Series 2003-A-1, 6.75%, 6/1/2039	16,750,000	19,327,657
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,191,070
Series A-2, 7.4%, 9/1/2010	3,365,000	3,954,615
California, State Agency Revenue Lease, Public Works Bond, Regents University, Series A, 5.25%, 6/1/2014 (a)	2,575,000	2,890,721
California, State Department of Water Resources Revenue, Central Valley Project, Series AD, 5.0%, 12/1/2018 (a)	1,300,000	1,431,053
California, State General Obligation:
5.0%, 2/1/2013	1,250,000	1,353,900
5.0%, 6/1/2026	5,000,000	5,345,200
5.125%, 4/1/2024	7,400,000	7,963,362
Prerefunded, 5.25%, 12/1/2019	4,000,000	4,415,960
5.25%, 12/1/2019	1,000,000	1,073,040
5.5%, 3/1/2016	9,000,000	10,001,160
Prerefunded, 5.875%, 10/1/2019	8,925,000	9,948,340
5.875%, 10/1/2019	1,075,000	1,188,875
6.5%, 9/1/2010	1,305,000	1,494,421
California, State University Revenue:
Series A, 5.0%, 11/1/2024 (a)	5,000,000	5,411,450
Series A, 5.25%, 11/1/2021 (a)	3,090,000	3,430,951
California, Statewide Community Development Authority, Certificates of Participation, 6.0%, 8/15/2017 (a)	1,000,000	1,117,000
California, University of California Revenues, Series F, 5.0%, 5/15/2019 (a)	2,000,000	2,183,400
California, Water & Sewer Revenue, Series W, 5.5%, 12/1/2014 (a)	12,000,000	13,878,720
California, Water & Sewer Revenue, Department of Water Research Center Valley Project, Series X, 5.5%, 12/1/2017 (a)	5,500,000	6,446,990
California, Water & Sewer Revenue, Metropolitan Water District of Southern California:
Series A, 5.25%, 7/1/2014	5,210,000	5,774,712
Series A, 5.25%, 3/1/2017	7,300,000	8,146,581
Capistrano, CA, School District General Obligation, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (a)	1,000,000	1,146,510
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	1,749,541
Castaic Lake, CA, Water & Sewer Revenue, Water System Improvement Project, Series A, 7.25%, 8/1/2007 (a)	1,000,000	1,079,190
Center, CA, School District General Obligation, Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	1,587,443
Chabot-Las Positas, CA, Community College District, Election of 2004:
Series A, 5.0%, 8/1/2023 (a)	4,445,000	4,797,977
Series A, 5.0%, 8/1/2024 (a)	4,635,000	4,992,219
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (a)	1,290,000	1,468,897
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,675,757
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	10,563,168
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a)	2,750,000	2,881,890
Del Mar, CA, Project Revenue, Race Track Authority, 6.0%, 8/15/2006	400,000	411,368
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2016 (a)	555,000	356,349
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	961,882
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	667,265
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	2,446,080
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,156,220
Zero Coupon, 5/1/2016 (a)	3,335,000	2,158,612
ETM, Zero Coupon, 11/1/2017 (a)	5,500,000	3,388,880
Zero Coupon, 11/1/2018 (a)	4,605,000	2,640,185
Escondido, CA, Unified High School District, ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	3,748,850
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	6,076,600
ETM, Zero Coupon, 1/1/2020 (a) (c)	10,000,000	5,542,400
Series A, Prerefunded, 7.15%, 1/1/2013	975,000	1,152,947
Foothill, CA, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2020	6,100,000	3,380,864
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	3,053,043
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Step-up Coupon, 0% to 7/15/2009, 5.8% to 1/15/2020 (a)	6,500,000	5,943,795
Step-up Coupon, 0% to 7/15/2009, 5.875% to 1/15/2026	5,000,000	4,330,100
Zero Coupon, 1/15/2017 (a)	5,975,000	3,481,274
Zero Coupon, 1/15/2018 (a)	6,250,000	3,440,812
Zero Coupon, 1/15/2025	10,000,000	3,310,000
Series A, Prerefunded, 6.0%, 1/1/2016	6,000,000	6,719,580
Series A, Prerefunded, 7.1%, 1/1/2011	6,000,000	7,082,940
Series A, Prerefunded, 7.15%, 1/1/2014	2,875,000	3,399,716
Fresno, CA, School District General Obligation, Unified School District:
Series C, 5.9%, 2/1/2017 (a)	1,760,000	2,110,381
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,428,200
Grossmont, CA, Union High School District, Election of 2004, 5.375%, 8/1/2017 (a)	2,840,000	3,201,163
Hayward, CA, Multi-Family Housing Revenue, Timbers Apartments, Series A, AMT, 2.47%*, 3/15/2033	1,000,000	1,000,000
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	284,908
Las Virgenes, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	1,586,442
Series A, Zero Coupon, 11/1/2014 (a)	1,050,000	738,581
Series A, Zero Coupon, 11/1/2015 (a)	1,275,000	853,243
Zero Coupon, 11/1/2016 (a)	1,500,000	953,385
Long Beach, CA, Bond Finance Authority Revenue, Redevelopment Housing & Gas Utilities Financing:
Series A-1, 5.0%, 8/1/2025 (a)	2,300,000	2,454,629
Series A-1, 5.0%, 8/1/2030 (a)	10,085,000	10,679,006
Long Beach, CA, Port Authority Revenue, AMT:
Series A, 5.75%, 5/15/2016	12,570,000	13,713,116
Series A, 6.0%, 5/15/2017 (a)	1,500,000	1,757,415
Series A, 6.0%, 5/15/2018 (a)	4,000,000	4,705,200
Los Angeles County, CA, Core City General Obligation Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,150,890
Los Angeles County, CA, General Obligation Lease, Disney Parking Project, Zero Coupon, 3/1/2008	2,780,000	2,545,451
Los Angeles, CA, Airport Revenue, AMT:
Series A, 5.5%, 8/1/2014 (a)	6,895,000	7,593,463
Series B, 5.5%, 8/1/2016 (a)	6,500,000	7,074,990
Los Angeles, CA, Convention and Exhibition Center Authority, Certificates of Participation, Prerefunded, 9.0%, 12/1/2020	1,000,000	1,015,300
Los Angeles, CA, Core City General Obligation Lease, General Services, State Building Authority, Series A, 5.6%, 5/1/2008	7,000,000	7,438,340
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,497,400
Los Angeles, CA, Port Authority Revenue, Harbor Revenue, AMT, Series B, 6.25%, 8/1/2026 (a)	2,320,000	2,405,979
Los Angeles, CA, Regional Airports Improvement Corp., Los Angeles International Airport, AMT, 2.28%*, 12/1/2025, Societe Generale (b)	1,700,000	1,700,000
Los Angeles, CA, State General Obligation:
5.5%, 7/1/2014 (a)	14,340,000	16,161,754
Series E, 5.5%, 7/1/2017 (a)	5,000,000	5,669,450
Los Angeles, CA, Transportation/Tolls Revenue, Series B, 5.25%, 7/1/2015 (a)	11,800,000	13,016,344
Los Angeles, CA, Union School District, Series A, 5.375%, 7/1/2018 (a)	1,030,000	1,157,514
Los Angeles, CA, Union School District, General Obligation, 5.625%, 7/1/2018 (a)	4,990,000	5,559,608
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	642,070
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,453,995
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,412,526
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,374,030
Midpeninsula Regional Open Space District, CA, Other General Obligation Lease, Zero Coupon, 9/1/2020 (a)	1,190,000	624,036
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	3,805,000	3,908,382
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,580,857
Montebello, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2013 (a)	1,945,000	1,450,173
Moreno Valley, CA, Special Assessment Revenue, Towngate Community Facilities District, Special Tax:
6.5%, 12/1/2009	3,670,000	3,693,855
7.125%, 10/1/2023	2,810,000	2,815,929
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	1,596,300
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	268,735
Oakland, CA, Port Authority Revenue, AMT, 5.75%, 11/1/2014 (a)	2,500,000	2,726,850
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	774,496
Pomona, CA, Unified School District, Series B, ETM, 6.25%, 8/1/2014 (a)	1,020,000	1,234,526
Redondo Beach, CA, Project Revenue, South Bay Center Redevelopment Project:
7.0%, 7/1/2016	1,000,000	1,040,920
7.125%, 7/1/2026	2,000,000	2,079,120
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	999,835
Richmond, CA, Other General Obligation Lease, Joint Powers Finance Authority:
5.875%, 9/1/2006	135,000	133,959
6.6%, 9/1/2016	1,000,000	983,320
Richmond, CA, Water & Sewer Revenue, Zero Coupon, 8/1/2020 (a)	2,495,000	1,313,069
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,163,575
Zero Coupon, 6/1/2016 (a)	2,395,000	1,512,754
Sacramento County, CA, Resource Recovery Revenue, Sanitation District Financing Authority, Series A, 6.0%, 12/1/2014	5,000,000	5,708,750
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,138,621
6.0%, 9/1/2011	850,000	895,126
6.125%, 9/1/2014	605,000	636,043
6.3%, 9/1/2021	1,500,000	1,564,995
Sacramento, CA, Electric Revenue, Municipal Utility District:
5.25%, 8/15/2016 (a)	1,340,000	1,469,203
Series K, 5.75%, 7/1/2018 (a) (c)	5,170,000	6,183,217
Series G, 6.5%, 9/1/2013 (a)	1,270,000	1,495,539
Sacramento, CA, Electric Revenue, Power Authority, Cogeneration Project, 6.0%, 7/1/2022 (a)	5,000,000	5,231,150
Sacramento, CA, Other General Obligation Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,606,602
Series A, 5.4%, 11/1/2020 (a)	5,000,000	5,849,150
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	10,000,000	10,547,300
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	1,706,559
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,171,460
Series A, 6.0%, 9/1/2014 (a)	2,195,000	2,602,853
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,190,700
Salinas, CA, Other General Obligation Lease, Capital Improvement Projects, Series A, 5.625%, 10/1/2017	2,000,000	2,095,560
Salinas, CA, School District General Obligation, Series A, 5.375%, 6/1/2022 (a) (c)	2,700,000	3,012,876
San Bernardino, CA, County General Obligation, Medical Center Financing Project:
5.5%, 8/1/2017 (a) (c)	3,965,000	4,493,217
6.0%, 8/1/2009 (a)	3,000,000	3,251,490
San Bernardino, CA, Other Revenue Lease:
Series A, 5.25%, 11/1/2013 (a)	3,115,000	3,477,524
Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,608,225
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2014 (a)	1,010,000	714,979
Zero Coupon, 8/1/2016 (a)	1,000,000	638,650
Zero Coupon, 8/1/2017 (a)	1,000,000	607,960
Zero Coupon, 8/1/2019 (a)	1,100,000	604,362
San Diego CA, School District General Obligation, 5.25%, 7/1/2018 (a)	1,600,000	1,793,744
San Diego County, CA, Certificates of Participation, Edgemoor Project & Regional System:
5.0%, 2/1/2027 (a)	1,530,000	1,627,400
5.0%, 2/1/2029 (a)	1,500,000	1,591,890
San Diego, CA, School District General Obligation, Election of 1998:
Series B, 6.0%, 7/1/2019 (a)	3,350,000	4,118,724
Series B, 6.05%, 7/1/2018 (a)	770,000	944,012
San Francisco, CA, Core City General Obligation, 5.375%, 6/15/2017 (a)	1,540,000	1,704,195
San Francisco, CA, Sales & Special Tax Revenue, Bay Area, 5.25%, 7/1/2016 (a)	1,150,000	1,258,790
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2010	1,500,000	1,302,210
ETM, Zero Coupon, 1/1/2014	3,680,000	2,695,747
ETM, 7.4%, 1/1/2007	6,000,000	6,365,640
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	8,325,333
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,285,742
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,477,530
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,569,058
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,800,799
San Jose, CA, Project Revenue, Finance Authority, Series B, Zero Coupon, 11/15/2005	810,000	805,253
San Jose, CA, School District General Obligation, Santa Clara County, Series D, 5.25%, 8/1/2016 (a)	3,060,000	3,349,629
San Jose, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2015 (a)	2,570,000	1,736,934
Series A, Zero Coupon, 8/1/2017 (a)	1,350,000	825,552
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,835,000	2,255,876
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,656,298
Santa Ana, CA, Other General Obligation, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,532,240
Santa Barbara, CA, High School District, Election 2000, Series B, 5.0%, 8/1/2029 (a)	6,430,000	6,860,810
Santa Clara County, CA, Hospital & Healthcare Revenue, Financing Authority, VMC Replacement Project, Series A, 7.75%, 11/15/2008 (a)	3,250,000	3,710,232
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,165,790
5.5%, 9/1/2018 (a)	1,060,000	1,233,437
5.6%, 9/1/2019 (a)	1,115,000	1,318,666
5.6%, 9/1/2020 (a)	1,180,000	1,405,451
5.65%, 9/1/2024 (a)	1,445,000	1,756,947
5.65%, 9/1/2025 (a)	1,520,000	1,857,106
5.65%, 9/1/2026 (a)	1,605,000	1,962,016
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,535,317
Series B, 7.25%, 8/1/2013 (a)	3,400,000	4,267,340
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority 1-2-2A and 8, Series A, 7.25%, 8/1/2006 (a)	465,000	483,442
Santaluz, CA, Sales & Special Tax Revenue, Santaluz Community Facilities No. 2:
6.25%, 9/1/2021	1,995,000	2,043,239
6.375%, 9/1/2030	4,965,000	5,073,039
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	6,849,780
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,325,160
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	1,120,000	1,351,874
Series A, ETM, 5.75%, 7/1/2021	880,000	1,029,380
Southern California, Public Power Authority Project Revenue, Series A, 5.0%, 1/1/2016 (a)	605,000	668,828
Southern California, Single Family Housing Revenue, Home Finance Authority, AMT, Series A, 6.75%, 9/1/2022	35,000	35,000
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	1,715,508
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	843,175
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,284,140
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	865,000	935,991
		701,029,728
Puerto Rico 7.2%
Commonwealth of Puerto Rico, Infrastructure Financing Authority, Series C, 5.5%, 7/1/2015 (a)	1,165,000	1,354,744
Puerto Rico, Electric Revenue, Electric Power Authority:
Series JJ, 5.375%, 7/1/2017 (a)	10,605,000	12,255,668
Series KK, 5.5%, 7/1/2016 (a)	10,000,000	11,667,000
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2014 (a)	2,075,000	2,294,659
Series A, 5.625%, 7/1/2015 (a)	2,190,000	2,425,972
Series A, 5.625%, 7/1/2016 (a)	2,215,000	2,452,094
5.625%, 7/1/2017 (a)	2,345,000	2,594,907
Puerto Rico, Sales & Special Tax Revenue, Commonwealth Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,230,700
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	8,911,700
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,210,310
Series Y, 6.25%, 7/1/2014 (a)	3,000,000	3,630,930
Series A, 6.25%, 7/1/2016 (a)	750,000	923,535
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	4,960,000	5,767,835
5.65%, 7/1/2015 (a)	1,000,000	1,163,500
6.5%, 7/1/2015 (a)	4,000,000	4,985,200
Puerto Rico, State General Obligation, Public Building Authority, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,193,360
		65,062,114
Virgin Islands 0.9%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	7,500,000	8,500,875
Total Municipal Bonds and Notes (Cost $698,038,656)		774,592,717

Municipal Inverse Floating Rate Notes 14.1%
California 10.2%
Big Bear Lake, CA, Water & Sewer Revenue, Inverse Floater:
Rites-PA 597B, Series A, 144A, 9.3%, 4/1/2015 (a)	6,750,000	9,768,127
Rites-PA 597A, Series B, 144A, 9.278%, 10/1/2010 (a)	1,700,000	2,270,384
California, Electric Revenue, Department Water Supply, Inverse Floater, Series 309, 144A, 8.0%, 5/1/2018 (a)	7,500,000	9,131,325
California, State Department Water Resources Revenue, Inverse Floater, Series 1156-2, 48.985%, 12/1/2018 (a)	500,000	1,508,100
California, State Economic Recovery, Inverse Floater, Rites-PA 1262, 144A, 7.26%, 1/1/2012 (a)	7,650,000	9,239,441
Long Beach, CA, Sales & Special Tax Revenue, Inverse Floater:
Rites-PA 651B, 144A, AMT, 9.268%, 5/15/2015 (a)	5,300,000	7,253,845
Rites-PA 651A, 144A, AMT, 9.268%, 11/15/2012 (a)	4,215,000	5,618,932
Los Angeles, CA, Higher Education Revenue, Unified School District, Inverse Floater, Rites-PA 117, 144A, 7.74%, 1/1/2011 (a)	3,125,000	3,827,656
Los Angeles, CA, School District General Obligation Lease, Unified School District, Inverse Floater:
Rites-PA 589A, 144A, 9.278%, 7/1/2009 (a)	3,170,000	4,194,512
Rites-PA 589B, 144A, 9.278%, 7/1/2010 (a)	1,485,000	2,001,943
Rites-PA 589C, 144A, 9.278%, 7/1/2011 (a)	2,910,000	4,009,485
Rites-PA 589D, 144A, 9.278%, 1/1/2012 (a)	3,560,000	4,987,062
Los Angeles, CA, State General Obligation, Sanitation Distribution Financing Authority Revenue, Inverse Floater, Rites-PA 826, 144A, 7.31%, 10/1/2021 (a)	5,950,000	7,017,192
Pasadena, CA, Unified School District, Inverse Floater:
Series 1159, 48.985%, 11/1/2018 (a)	300,000	1,008,390
Series 1159, 48.985%, 11/1/2019 (a)	200,000	657,840
San Francisco, CA, Airport Revenue, Inverse Floater:
Rites-PA 662B, 144A, 8.746%, 5/1/2012	1,285,000	1,526,387
Rites-PA 662C, 144A, 8.748%, 5/1/2013	1,365,000	1,641,999
Rites-PA 662I, 144A, 8.748%, 5/1/2013	1,535,000	1,846,498
Rites-PA 662E, 144A, 8.767%, 5/1/2015	1,530,000	1,806,410
Rites-PA 662H, 144A, 8.768%, 5/1/2012	1,445,000	1,716,443
Rites-PA 662A, 144A, 9.248%, 5/1/2011	1,080,000	1,318,540
Rites-PA 662F, 144A, 8.998%, 5/1/2016	1,625,000	1,940,169
Rites-PA 662G, 144A, 9.27%, 5/1/2011	1,365,000	1,666,488
Rites-PA 662D, 144A, 9.422%, 5/1/2014	1,445,000	1,738,234
San Jose, CA, Redevelopment Agency, Tax Allocation, Inverse Floater, Series 1005, 34.575%, 2/1/2013 (a)	1,000,000	2,837,400
Southern California, Public Power Authority Project Revenue, Inverse Floater, Series 374-1, 32.30%, 1/1/2016 (a)	1,000,000	2,371,630
		92,904,432
Puerto Rico 3.9%
Puerto Rico, Electric Revenue, Electric Power Authority, Inverse Floater, Rites-PA 1044, 144A, 14.30%, 7/1/2012 (a)	6,250,000	10,321,875
Puerto Rico, Sales & Special Tax Revenue, Inverse Floater, Rites-PA 620B, 144A, 9.426%, 7/1/2011 (a)	5,000,000	6,931,100
Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, Inverse Floater:
Rites-PA 645B, 144A, 8.78%, 8/1/2013 (a)	2,395,000	2,898,740
Rites-PA 645C, 144A, 9.07%, 8/1/2014 (a)	2,500,000	3,040,875
Rites-PA 645D, 144A, 9.32%, 8/1/2015 (a)	2,225,000	2,737,195
Rites-PA 944B, 144A, 8.78%, 7/1/2016 (a)	6,625,000	9,152,107
		35,081,892
Total Municipal Inverse Floating Rate Notes (Cost $108,436,354)		127,986,324
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $806,475,010)+	99.4	902,579,041
Other Assets and Liabilities, Net	0.6	5,527,996
Net Assets	100.0	908,107,037

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of August 31, 2005.

+ The cost for federal income tax purposes was $806,161,295. At August 31, 2005, net unrealized appreciation for all securities based on tax cost was $96,417,746. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $96,536,205 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $118,459.

(a) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	8.4
FGIC	Financial Guaranty Insurance Company	10.1
FSA	Financial Security Assurance	13.1
MBIA	Municipal Bond Investors Assurance	27.9
RADIAN	RADIAN Asset Assurance Incorporated	1.3
XLCA	XL Capital Assurance Incorporated	1.4

(b) Security incorporates a letter of credit from a major bank.

(c) All or a portion of these securities represent collateral held in connection with open interest rate swaps.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At August 31, 2005, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
12/15/2005 6/15/2015	21,600,000 [2]	Fixed — 4.545%	Floating — LIBOR	(129,168)
1/19/2006 7/19/2015	21,800,000 [3]	Fixed — 4.662%	Floating — LIBOR	(318,692)
1/26/2006 7/26/2015	21,700,000 [1]	Fixed — 4.737%	Floating — LIBOR	(436,148)
1/31/2006 7/31/2015	21,700,000 [3]	Fixed — 4.731%	Floating — LIBOR	(428,185)
6/13/2006 6/13/2016	9,250,000 [4]	Fixed — 4.504%	Floating — LIBOR	5,682
2/22/2006 2/22/2017	13,800,000 [5]	Fixed — 4.741%	Floating — LIBOR	(249,928)
12/8/2005 6/8/2017	14,500,000 [6]	Fixed — 4.446%	Floating — LIBOR	186,168
12/14/2005 6/14/2017	17,100,000 [1]	Fixed — 4.642%	Floating — LIBOR	(183,335)
12/15/2005 6/15/2017	18,400,000 [6]	Fixed — 4.682%	Floating — LIBOR	(143,982)
7/18/2006 7/18/2019	11,750,000 [5]	Fixed — 4.798%	Floating — LIBOR	(216,505)
6/22/2006 6/22/2019	7,000,000 [1]	Fixed — 4.577%	Floating — LIBOR	10,732
10/13/2005 4/13/2017	19,500,000 [1]	Fixed — 3.977%	Floating — BMA	(756,225)
10/13/2005 4/13/2017	20,300,000 [4]	Fixed — 3.954%	Floating — BMA	(749,995)
Total net unrealized depreciation on open interest rate swaps				(3,409,581)

Counterparties:

1 JPMorgan Chase Bank

2 Merrill Lynch

3 Goldman Sachs & Co.

4 Lehman Brothers, Inc.

5 Citibank NA

6 Morgan Stanley

LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2005
Assets
Investments in securities, at value (cost $806,475,010)	$ 902,579,041
Receivable for investments sold	180,300
Interest receivable	10,664,117
Receivable for Fund shares sold	63,543
Other assets	26,124
Total assets	913,513,125
Liabilities
Due to custodian bank	64,161
Dividends payable	642,567
Payable for Fund shares redeemed	547,923
Net unrealized depreciation on interest rate swaps	3,409,581
Accrued management fee	429,764
Other accrued expenses and payables	312,092
Total liabilities	5,406,088
Net assets, at value	$ 908,107,037
Net Assets
Net assets consist of: Undistributed net investment income	429,093
Net unrealized appreciation (depreciation) on: Investments	96,104,031
Interest rate swaps	(3,409,581)
Accumulated net realized gain (loss)	(10,095,276)
Paid-in capital	825,078,770
Net assets, at value	$ 908,107,037

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($617,073,206 ÷ 81,139,557 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.61
Maximum offering price per share (100 ÷ 95.5 of $7.61)	$ 7.97

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,254,040 ÷ 1,345,786 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 7.62

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,097,783 ÷ 1,203,716 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 7.56
Class S Net Asset Value, offering and redemption price(a) per share ($271,682,008 ÷ 35,784,044 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.59

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2005
Investment Income
Income: Interest	$ 48,046,468
Expenses: Management fee	4,905,219
Distribution service fees	1,472,584
Services to shareholders	474,683
Custodian fees	31,537
Auditing	53,632
Legal	49,172
Trustees' fees and expenses	48,693
Reports to shareholders	74,768
Registration fees	48,781
Other	135,407
Total expenses, before expense reductions	7,294,476
Expense reductions	(39,061)
Total expenses, after expense reductions	7,255,415
Net investment income	40,791,053
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,025,285
Futures	(1,897,061)
Interest rate swaps	(11,522,872)
(6,394,648)
Net unrealized appreciation (depreciation) during the period on: Investments	5,105,516
Futures	1,263,197
Interest rate swaps	4,673,969
11,042,682
Net gain (loss) on investment transactions	4,648,034
Net increase (decrease) in net assets resulting from operations	$ 45,439,087

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2005	2004
Operations: Net investment income	$ 40,791,053	$ 43,856,124
Net realized gain (loss) on investment transactions	(6,394,648)	10,409,445
Net unrealized appreciation (depreciation) during the period on investment transactions	11,042,682	9,471,435
Net increase (decrease) in net assets resulting from operations	45,439,087	63,737,004
Distributions to shareholders from: Net investment income: Class A	(27,673,860)	(29,226,548)
Class B	(471,524)	(734,293)
Class C	(313,003)	(318,257)
Class S	(12,591,246)	(13,719,344)
Fund share transactions: Proceeds from shares sold	32,846,195	65,450,338
Reinvestment of distributions	26,080,368	27,557,652
Cost of shares redeemed	(112,054,536)	(162,597,746)
Redemption fees	661	—
Net increase (decrease) in net assets from Fund share transactions	(53,127,312)	(69,589,756)
Increase (decrease) in net assets	(48,737,858)	(49,851,194)
Net assets at beginning of period	956,844,895	1,006,696,089
Net assets at end of period (including undistributed net investment income of $429,093 and $429,094, respectively)	$ 908,107,037	$ 956,844,895

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.57	$ 7.42	$ 7.66	$ 7.60	$ 7.30
Income from investment operations:
Net investment income	.33	.33	.34	.34	.35
Net realized and unrealized gain (loss) on investment transactions	.04	.15	(.24)	.05	.30
Total from investment operations	.37	.48	.10	.39	.65
Less distributions from: Net investment income	(.33)	(.33)	(.34)	(.33)	(.35)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 7.61	$ 7.57	$ 7.42	$ 7.66	$ 7.60
Total Return (%)[b]	5.01	6.59	1.27	5.43	9.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	617	652	677	720	753
Ratio of expenses before expense reductions (%)	.83	.81	.79	.81	.88[c]
Ratio of expenses after expense reductions (%)	.83	.81	.79	.81	.87[c]
Ratio of net investment income (%)	4.34	4.42	4.40	4.55	4.69
Portfolio turnover rate (%)	23	25	33	24	26

[a] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.54% to 4.55%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .87% and .86%, respectively.

* Amount is less than $.005.

Class B
Years Ended August 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.43	$ 7.67	$ 7.61	$ 7.31
Income from investment operations:
Net investment income	.28	.28	.27	.28	.29
Net realized and unrealized gain (loss) on investment transactions	.04	.15	(.24)	.05	.30
Total from investment operations	.32	.43	.03	.33	.59
Less distributions from: Net investment income	(.28)	(.28)	(.27)	(.27)	(.29)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 7.62	$ 7.58	$ 7.43	$ 7.67	$ 7.61
Total Return (%)[b]	4.17[c]	5.94[c]	.40	4.51	8.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	16	24	30	33
Ratio of expenses before expense reductions (%)	1.69	1.63	1.65	1.65	1.70[d]
Ratio of expenses after expense reductions (%)	1.51	1.52	1.65	1.65	1.69[d]
Ratio of net investment income (%)	3.66	3.71	3.54	3.71	3.87
Portfolio turnover rate (%)	23	25	33	24	26

[a] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.70% to 3.71%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

* Amount is less than $.005.

Class C
Years Ended August 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.52	$ 7.37	$ 7.62	$ 7.55	$ 7.26
Income from investment operations:
Net investment income	.27	.28	.27	.27	.29
Net realized and unrealized gain (loss) on investment transactions	.04	.14	(.25)	.06	.29
Total from investment operations	.31	.42	.02	.33	.58
Less distributions from: Net investment income	(.27)	(.27)	(.27)	(.26)	(.29)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 7.56	$ 7.52	$ 7.37	$ 7.62	$ 7.55
Total Return (%)[b]	4.26[c]	5.82[c]	.20	4.56	8.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	8	7	10
Ratio of expenses before expense reductions (%)	1.64	1.60	1.69	1.69	1.72[d]
Ratio of expenses after expense reductions (%)	1.55	1.56	1.69	1.69	1.69[d]
Ratio of net investment income (%)	3.62	3.67	3.50	3.67	3.85
Portfolio turnover rate (%)	23	25	33	24	26

[a] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.66% to 3.67%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

* Amount is less than $.005.

Class S
Years Ended August 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.56	$ 7.42	$ 7.66	$ 7.60	$ 7.32
Income from investment operations: Net investment income	.34	.35	.35	.35	.07
Net realized and unrealized gain (loss) on investment transactions	.04	.15	(.24)	.05	.28
Total from investment operations	.38	.50	.11	.40	.35
Less distributions from: Net investment income	(.35)	(.36)	(.35)	(.34)	(.07)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 7.59	$ 7.56	$ 7.42	$ 7.66	$ 7.60
Total Return (%)	5.10	6.81	1.36	5.56	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	272	281	298	321	325
Ratio of expenses before expense reductions (%)	.62	.61	.68	.68	.70*
Ratio of expenses after expense reductions (%)	.62	.61	.68	.68	.68*
Ratio of net investment income (%)	4.55	4.62	4.51	4.68	4.72*
Portfolio turnover rate (%)	23	25	33	24	26

[a] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.67% to 4.68%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class S shares) to August 31, 2001.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder California Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $5,383,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($1,959,000), August 31, 2009 ($1,301,000) and August 31, 2013 ($2,123,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through August 31, 2005, the Fund incurred approximately $3,101,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2005 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 1,084,026
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (5,383,000)
Net unrealized appreciation (depreciation) on investments	$ 96,417,746

In addition, during the years ended August 31, 2005 and August 31, 2004, the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2005	2004
Distributions from tax-exempt income	$ 41,049,633	$ 43,957,280
Distributions from ordinary income*	$ —	$ 41,162

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $210,343,031 and $279,222,934, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Effective October 1, 2003 through December 31, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period October 1, 2003 through December 31, 2005, the Fund's Advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 1.51% and 1.55% for Class B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at August 31, 2005
Class A	$ 210,398	$ —	$ 53,839
Class B	12,056	12,056	—
Class C	3,417	3,417	26
Class S	83,728	—	22,154
	$ 309,599	$ 15,473	$ 76,019

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2005
Class B	$ 95,754	$ 6,597
Class C	64,386	5,533
	$ 160,140	$ 12,130

In addition, SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2005	Annual Effective Rate
Class A	$ 1,260,237	$ —	$ 95,728.20%
Class B	31,313	10,939	172.16%
Class C	20,894	3,643	—	.20%.
	$ 1,312,444	$ 14,582	$ 95,900

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2005 aggregated $33,290.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2005, the CDSC for Class B and C shares was $15,205 and $119, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2005, SDI received $44.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended August 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $25,320, of which $6,720 is unpaid at August 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Reductions

For the year ended August 31, 2005, the Advisor agreed to reimburse the Fund $8,464, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced by $542 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,584,578	$ 19,582,175	6,441,885	$ 48,061,852
Class B	73,447	557,354	132,529	1,007,486
Class C	224,012	1,694,265	198,684	1,497,810
Class S	1,456,025	11,012,401	1,966,182	14,883,190
		$ 32,846,195		$ 65,450,338
Shares issued to shareholders in reinvestment of distributions
Class A	2,291,107	$ 17,362,859	2,363,674	$ 17,836,053
Class B	40,455	307,286	63,947	480,491
Class C	25,726	193,746	28,103	210,885
Class S	1,085,715	8,216,477	1,197,172	9,030,223
		$ 26,080,368		$ 27,557,652
Shares redeemed
Class A	(9,881,222)	$ (74,841,794)	(13,917,932)	$ (104,461,895)
Class B	(863,508)	(6,562,037)	(1,319,779)	(9,962,220)
Class C	(161,220)	(1,214,441)	(187,989)	(1,405,218)
Class S	(3,892,498)	(29,436,264)	(6,207,140)	(46,768,413)
		$ (112,054,536)		$ (162,597,746)
Redemption fees		$ 661		$ —
Net increase (decrease)
Class A	(5,005,537)	$ (37,896,660)	(5,112,373)	$ (38,563,990)
Class B	(749,606)	(5,697,397)	(1,123,303)	(8,474,243)
Class C	88,518	673,570	38,798	303,477
Class S	(1,350,758)	(10,206,825)	(3,043,786)	(22,855,000)
		$ (53,127,312)		$ (69,589,756)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder State Tax-Free Income Series and Shareholders of Scudder California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder California Tax-Free Income Fund (the "Fund"), one of the series of the Scudder State Tax-Free Income Series (the "Trust"), as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation, Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder California Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 17, 2005
Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		74
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	74
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	69
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	74
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	74
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	74
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	74
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	74
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		77
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	69
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	125
Vincent J. Esposito[4,7] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4,7] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4,7] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

7 Elected on September 26, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KCTAX	KCTBX	KCTCX
CUSIP Number	811-204106	811-204502	811-204601
Fund Number	9	209	309

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDCSX
Fund Number	409
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, August 31, 2005, Scudder State Tax-Free Income
Series has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER CALIFORNIA TAX FREE INCOME
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related        Tax Fees           All Other
 Ended        Billed         Fees Billed          Billed          Fees Billed
August 31    to Fund          to Fund            to Fund             to Fund
--------------------------------------------------------------------------------
2005           $46,575           $0              $6,351               $0
--------------------------------------------------------------------------------
2004           $40,904           $0              $7,218               $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
August 31          Providers             Providers           Providers
--------------------------------------------------------------------------------
2005                 $452,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                 $133,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
August 31     (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005         $6,351              $0               $31,890             $38,241
--------------------------------------------------------------------------------
2004         $7,218              $0              $597,354            $604,572
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2003 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First,  E&Y  advised the Audit  Committee that in connection  with providing permitted  expatriate  tax compliance  services for DB entities  during 2003 and
2004,  member firms in China and Japan  ("E&Y  China" and  "E&Y  Japan,"
respectively)  received  funds  from the DB  entities  that  went  into  E&Y
"representative  bank trust  accounts"  and were used to pay the foreign  income taxes of the expatriates.  E&Y has advised the Audit Committee that handling
those  funds  was  in  violation  of  Rule  2-01  of   Regulation   S-X.   (Rule
2-01(c)(4)(viii)  provides that an accountant's  independence is impaired if the accountant has custody of assets of the audit client.)

                                       2

Second,  E&Y  advised the Audit  Committee that in connection with providing monthly  payroll  services to employees of certain DB entities  from May 2003 to
February 2005, a member firm in Chile ("E&Y  Chile") received funds from the
DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

Third,  E&Y  advised the Audit  Committee that in connection  with providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  China  received  approximately
$1,500,  E&Y Japan received  approximately  $41,000,  E&Y Chile received approximately $11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities.  E&Y  advised the Audit Committee that it conducted an internal  review of the situation  and, in view of the fact that similar  expatriate  tax  compliance  services were provided to a number of
E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the PCAOB of the  independence  issues arising from those services.  E&Y
advised  the  Audit  Committee  that  E&Y   believes  its   independence  as
independent  registered  public  accounting  firm for the Fund was not  impaired during the period the  services  were  provided.  In reaching  this  conclusion,
E&Y noted a number of factors,  including that none of the E&Y personnel who  provided the  non-audit  services to the DB entities  were  involved in the provision of audit services to the Fund, the E&Y  professionals  responsible for the Fund's audits were not aware that these  non-audit  services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the  Investment  Company  Complex.  E&Y  also noted that  E&Y
China,  E&Y Japan and E&Y Chile are no longer  providing  these services and that the E&Y France engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                      Scudder California Tax-Free Income Fund, a
                                 series of Scudder State Tax-Free Income Series

By:                              /s/Vincent J. Esposito
                                 ----------------------
                                 Vincent J. Esposito
                                 President

Date:                            November 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                     Scudder California Tax-Free Income Fund,
                                a series of Scudder State Tax-Free Income Series

By:                             /s/Vincent J. Esposito
                                ----------------------
                                Vincent J. Esposito
                                President

Date:                           November 1, 2005

By:                             /s/Paul Schubert
                                ----------------------
                                Paul Schubert
                                Chief Financial Officer and Treasurer

Date:                           November 1, 2005